UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 7, 2005

                        El Capitan Precious Metals, Inc.
             (Exact name of registrant as specified in its charter)

      Nevada
(State or other jurisdiction         333-56262                88-0482413
of incorporation)               (Commission File Number)      (IRS Employer
                                                             Identification No.)



                10876 E. Tierra Drive, Scottsdale, Arizona    85259
                  (Address of principal executive offices)   (Zip Code)

                                 (480) 948-0724
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
|_|  Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement
communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

      On September 7, 2005, the Company announced that it has completed 2,600 feet of its drilling program. The full press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits

            99.1 Press Release dated September 7, 2005, attached hereto and incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EL CAPITAN PRECIOUS METALS, INC.

Date: September 7, 2005            By:  /s/ Charles C. Mottley
                                      -----------------------------------------
                                       Charles C. Mottley
                                       President and Chief Executive Officer